Exhibit 32.1

CERTIFICATION OF CEO PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Swiftmerge Acquisition Corp. (the “Company”) for the quarterly period ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), John Bremner, as Chief Executive Officer, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 29, 2024	By:	/s/ John Bremner
	Name:	John Bremner
	Title:	Chief Executive Officer